UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2009

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94104

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-866-249-3302

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 15, 2009, Wells Fargo & Company (“Wells Fargo”) issued a news release announcing that it agreed to pay $4.5 billion in cash to Prudential Financial, Inc. (“Prudential”) for Prudential’s noncontrolling interest in Wells Fargo’s retail securities brokerage joint venture. As of September 30, 2009, Wells Fargo’s carrying value of this noncontrolling interest was $4.5 billion. Upon completion of the purchase from Prudential, expected on or before December 31, 2009, Wells Fargo will own 100% of its retail securities brokerage business. The news release is attached to this Report as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1    News release dated December 15, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2009		WELLS FARGO & COMPANY

	By:	/s/ HOWARD I. ATKINS
Howard I. Atkins
Senior Executive Vice President, Chief Financial Officer